Contractual assets with customers - exclusivity rights	12 Months Ended
Dec. 31, 2024
Contractual assets with customers - exclusivity rights
Contractual assets with customers - exclusivity rights
10. Contractual assets with customers - exclusivity rights

Refers to exclusivity rights reimbursements of Ipiranga’s agreements with reseller service stations that are recognized at the time of their occurrence and amortized according to the conditions established in the agreement. Amortizations are recognized in profit or loss as reductions of sales revenue.

Changes are shown below:

Balance as of December 31, 2021	2,079,226
Additions	637,502
Amortization	(504,907)
Transfers	(6,230)
Balance as of December 31, 2022	2,205,591
Additions	664,363
Amortization	(607,446)
Balance as of December 31, 2023	2,262,508
Additions	424,477
Amortization	(555,083)
Balance as of December 31, 2024	2,131,902

Current	658,571
Non-current	1,473,331